As filed with the Securities and Exchange Commission on August 11, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

ROYCE VALUE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE VALUE TRUST, INC.

745 Fifth Avenue

New York, New York 10151

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS SCHEDULED TO BE HELD

ON SEPTEMBER 28, 2022

To the Stockholders of ROYCE VALUE TRUST, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE VALUE TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Wednesday, September 28, 2022, at 11:00 a.m. (Eastern Time), for the following purposes:

1.	To elect three Directors to the Fund’s Board of Directors.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on Monday, August 1, 2022, as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen

Secretary

August 11, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS SCHEDULED TO BE HELD ON

SEPTEMBER 28, 2022

THE NOTICE, PROXY STATEMENT

AND PROXY CARD FOR THE FUND

ARE AVAILABLE AT

WWW.PROXYVOTE.COM

PROXY STATEMENT

ROYCE VALUE TRUST, INC.

745 Fifth Avenue

New York, New York 10151

ANNUAL MEETING OF STOCKHOLDERS

September 28, 2022

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Value Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Wednesday, September 28, 2022, at 11:00 a.m. (Eastern Time) and at any postponements or adjournments thereof. The approximate initial mailing date of the Notice of Internet Availability of Proxy Materials is August 12, 2022.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Royce & Associates, LP, the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on August 1, 2022, as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

The Board knows of no business other than that stated in Proposal 1 of the Notice of Annual Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed Proxy to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, three members of the Board will be elected. The Board has seven Directors. The seven Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of Patricia W. Chadwick, Arthur S. Mehlman, and Michael K. Shields currently serves as a Class II Director and has been nominated by the Board to serve as a Class II Director for a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until such time that his or her successor is duly elected and qualified.

The classes of Directors and their respective terms are indicated below.

CLASS II DIRECTORS SERVING UNTIL 2025 ANNUAL MEETING OF STOCKHOLDERS

Patricia W. Chadwick

Arthur S. Mehlman

Michael K. Shields

CLASS I DIRECTORS TO SERVE UNTIL 2024 ANNUAL MEETING OF STOCKHOLDERS

Cecile B. Harper

G. Peter O’Brien

CLASS III DIRECTORS TO SERVE UNTIL 2023 ANNUAL MEETING OF STOCKHOLDERS

Christopher D. Clark

Christopher C. Grisanti

All Director nominees have agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Interested Director

Certain biographical and other information concerning Christopher D. Clark, an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including his current designated class, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Christopher D. Clark Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007. President and Member of Board of Directors/Trustees of the Fund, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc. (“RGT”), The Royce Fund (“TRF”), and Royce Capital Fund (“RCF”) (the Fund, RMT, RVT, TRF, and RCF are collectively referred to as, “The Royce Funds”).	57	Class III Director and President†	2014	2023	16	None

* The address of Mr. Clark is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.

† Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the position he holds with Royce. There are no family relationships between any of the Fund’s Directors and officers.

Non-Interested Directors

Certain biographical and other information concerning the existing Directors, including both Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Patricia W. Chadwick Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).	73	Class II Director	2010	2022	16	Voya Funds
Christopher C. Grisanti Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).	60	Class III Director	2017	2023	16	None
Cecile B. Harper Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).	59	Class I Director	2020	2024	16	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships

Arthur S. Mehlman

Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002).

	80	Class II Director	2004	2022	16	None
G. Peter O’Brien Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).	76	Class I Director	2001	2024	75 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 59 portfolios)	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships

Michael K. Shields

President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

	64	Class II Director	2015	2022	16	None

* The address of each of Ms. Chadwick, Ms. Harper, and Messrs. Grisanti, Mehlman, O’Brien, and Shields is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.

** Each of Ms. Chadwick, Ms. Harper, and Messrs. Grisanti, Mehlman, O’Brien, and Shields is also a director/trustee of all of the other investment companies constituting The Royce Funds and a member of the Audit Committee and the Nominating Committee of the Board.

The Independent Directors have adopted a retirement policy that calls for the retirement of each Independent Director from the Board on December 31 of the year in which he or she reaches the age of 79, subject to waiver in the discretion of the Board.

Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses, which the Board believes has prepared them to be effective Directors.

●	Christopher D. Clark – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick – In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

●	Christopher C. Grisanti – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Grisanti serves as Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Arthur S. Mehlman – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman also served as a Director/Trustee of the Legg Mason Funds from 2002 until June 30, 2021. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

●	G. Peter O’Brien – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

●	Michael K. Shields – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Shields serves as Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board’s and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the Investment Company Act) of the Fund and as such are not affiliated with Royce (“Independent Directors”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, six of the Fund’s seven Directors are Independent Directors. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report

The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman have been designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund, a copy of which is included as an exhibit to this Proxy Statement.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PWC”), the Fund’s independent auditors for the fiscal year ended December 31, 2021, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with PWC. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining their independence.

At its meeting held on February 16, 2022, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2021, and for the fiscal year then ended with Fund management and PWC. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2021 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or PWC. The Audit Committee received no such notifications. At those meetings, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2021 Annual Report to Stockholders.

Nominating Committee

The Board has a Nominating Committee (the “Nominating Committee”) composed of the six Independent Directors, namely Ms. Chadwick, Ms. Harper, and Messrs. Grisanti, Mehlman, O’Brien, and Shields. Mr. O’Brien serves as the Chairman of the Nominating Committee. The Board has adopted a Nominating Committee charter for the Fund, a copy of which is included as an exhibit to this Proxy Statement.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Value Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Distribution Committee

The Board has a Distribution Committee (the “Distribution Committee”), comprised of Christopher D. Clark. As noted above, Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. The Distribution Committee is responsible for, among other things, approving the Fund’s payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the six Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2021, the Board held six meetings, the Audit Committee held four meetings, and the Nominating Committee held no meetings. The Distribution Committee took action in respect of the Fund four times by written consent. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee and the Nominating Committee held during that year.

Compensation of Directors

For the period January 1, 2021, to December 31, 2021, each of the Independent Directors was paid at an annual rate of $20,000 for serving on the Board, plus $1,100 for each Board meeting attended. No Director received remuneration for services as a Director for the year ended December 31, 2021, in addition to or in lieu of this standard arrangement. Each Independent Director will continue to receive an annual rate of $20,000 for serving on the Board, plus $1,100 for each Board meeting attended for the year ending December 31, 2022.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2021.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From The Fund and Fund Complex Paid to Directors*
Patricia W. Chadwick, Director	$25,500	None	None	$248,300	$248,300
Christopher C. Grisanti, Director	$25,500	None	None	$248,300	$248,300
Cecile B. Harper, Director	$25,500	None	None	$248,300	$248,300
Arthur S. Mehlman, Director	$25,500	None	None	$248,300	$473,800
G. Peter O’Brien, Director	$25,500	None	None	$248,300	$504,050
Michael K. Shields, Director	$25,500	None	None	$248,300	$248,300

* Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2021, from the Fund Complex. As of the date of this Proxy Statement, the Fund Complex includes the 16 portfolios of The Royce Funds and the 59 portfolios of the Legg Mason Funds. In addition to serving as Directors/Trustees of The Royce Funds during the calendar year ended December 31, 2021, Arthur S. Mehlman served as a Director/Trustee of the Legg Mason Funds during the six-month period ended June 30, 2021, and G. Peter O’Brien served as a Director/Trustee of the Legg Mason Funds for the calendar year ended December 31, 2021.

Officers of the Fund

Officers of the Fund are elected each year by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Fund Since
Christopher D. Clark, Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	57	President	2014
Francis D. Gannon, Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	54	Vice President	2014
Peter K. Hoglund, Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	56	Treasurer	2015
Daniel A. O’Byrne, Principal and Vice President of Royce, having been employed by Royce since October 1986.	60	Vice President	1994
John E. Denneen, General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and, since 2015, Member of the Board of Managers of Royce; Secretary and Chief Legal Officer of The Royce Funds.	55	Secretary and Chief Legal Officer	1996 to 2001 and since 2002
John P. Schwartz, Chief Compliance Officer of The Royce Funds (since May 2022); and Associate General Counsel and Compliance Officer of Royce (since March 2013).	51	Chief Compliance Officer	2022

*	The address of each officer of the Fund is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.

**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. One Director attended the Fund’s 2021 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

As of the Record Date, there were 107,956,715 shares of Common Stock outstanding.

The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	106,485,704 shares – Record*	98.64%
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

To the knowledge of the Fund, no person owned beneficially more than 5% of its outstanding shares of Common Stock as of the Record Date, except as listed below:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percentage of Beneficial Ownership as Reported in Schedule 13G	Date of Reporting of Such Beneficial Ownership on Schedule 13G
Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	5,751,488 shares	5.6%	February 11, 2022

Information relating to each Director’s ownership of shares of Common Stock as of the Record Date and of shares of The Royce Funds overseen by each Director is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Royce Funds overseen by each Director in the Royce Family of Funds

Interested Director:
Christopher D. Clark	Over $100,000	Over $100,000

Non-Interested Directors:
Patricia W. Chadwick	None	Over $100,000
Christopher C. Grisanti	$10,001-$50,000	Over $100,000
Cecile B. Harper	$50,001-$100,000	Over $100,000
Arthur S. Mehlman	Over $100,000	Over $100,000
G. Peter O’Brien	$50,001-$100,000	Over $100,000
Michael K. Shields	$10,001-$50,000	Over $100,000

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

Name and Address* of Owner	Amount of Beneficial Ownership of Shares of Common Stock

Interested Director:
Christopher D. Clark	24,938

Non-Interested Directors:
Patricia W. Chadwick	None
Christopher C. Grisanti	1,600
Cecile B. Harper	5,500
Arthur S. Mehlman	6,998
G. Peter O’Brien	3,887
Michael K. Shields	900

Interested Officers**:
Francis D. Gannon	None
Peter K. Hoglund	27,078
Daniel A. O’Byrne	9,474
John E. Denneen	6,744
John P. Schwartz	None
* The address of each Director and each officer is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.
** Does not include shares of Common Stock beneficially owned by Mr. Clark, if any, which information is set forth immediately above under “Interested Director.”

As of the Record Date, all Directors and officers of the Fund, as a group (12 persons), beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of Common Stock.

As of the Record Date, no Independent Director or any of his or her immediate family members directly or indirectly owned any securities issued by Franklin Resources, Inc. (“Franklin”), Royce’s indirect corporate parent, or any of its affiliates (other than registered investment companies).

Vote Required

A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote “FOR” all of the Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees paid to PWC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PWC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2021, and December 31, 2020, were $48,508 and $47,557, respectively.

Audit Related Fees

No fees were paid to PWC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2021, and December 31, 2020.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by PWC to the Fund for the fiscal years ended December 31, 2021, and December 31, 2020, were $10,334 and $10,131, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by PWC to the Fund for the fiscal years ended December 31, 2021, and December 31, 2020. The aggregate non-audit fees billed by PWC for services rendered to Royce and any entity controlling, controlled by, or under common control with Royce that provides ongoing services to the Fund for the fiscal years ended December 31, 2021, and December 31, 2020, were $10,334 and $10,131, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PWC.

PWC did not provide any other professional services to the Fund or Royce for the year ended December 31, 2021, except for those other professional services performed by PWC in its capacity as the independent registered public accounting firm for Royce; those certain investment companies for which Royce acts as investment adviser; Franklin, an indirect corporate parent of Royce; certain Franklin affiliates; and certain investment companies for which Franklin affiliates act as investment adviser. No representatives of PWC are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the September meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or Royce and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the September meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Adjournment or Postponement of Meeting; Other Matters

If sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders are not received, the chairman of the Meeting may, without notice other than by announcement at the Meeting, adjourn the Meeting to a later date and time and place as permitted by the Fund’s Bylaws until sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders shall be received. In the event a quorum is not present at the Meeting, any such adjournment date may not be more than 120 days after the Record Date (i.e., August 1, 2022).

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non- votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser

Royce’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2021, was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six-month period ended June 30, 2022, will be mailed to stockholders in late August 2022. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August 2022, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.royceinvest.com.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Fund’s 2023 Annual Meeting of Stockholders must be received by the Fund by April 12, 2023, for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2022 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 12, 2023, and May 12, 2023. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future.

For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary

Dated: August 11, 2022

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED

IN APPENDIX A HERETO

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)	shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)	at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and, with respect to the closed-end funds only, the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address. Multiple boards in the same fund complex are considered one board for this determination.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s independent accountants; and

(2)	preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to pre-approve (i) all audit and permissible non- audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi- annual financial statements with Fund management and the Fund’s independent accountants;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality- control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants);

(n)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(q)	with respect to closed-end funds only, to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(r)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.        Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.	Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: April 11, 2000, as amended through February 27, 2019

APPENDIX A

Royce Capital Fund

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES FOR
THE ROYCE FUNDS LISTED

IN APPENDIX A HERETO

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

●	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

●	the character and integrity of the person;

●	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

●	whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

●	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

●	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

●	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

●	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Amended on March 9, 2015

Adopted: February 10, 2004

APPENDIX A

The Royce Fund

Royce Capital Fund

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

Royce Global Value Trust, Inc.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89785-P79392

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Fund recommends a vote FOR the proposal.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. TO ELECT THE DIRECTOR NOMINEES OF ROYCE VALUE TRUST, INC. 01) Patricia W. Chadwick 02) Arthur S. Mehlman 03) Michael K. Shields	▢	▢	▢	______________________

2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

D89786-P79392

PROXY CARD

PROXY | ROYCE VALUE TRUST, INC. | PROXY

The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Value Trust, Inc. held of record by the undersigned on August 1, 2022 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 28, 2022, and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your **Vote** Counts!

ROYCE VALUE TRUST, INC.

2022 Annual Meeting
Vote by September 27, 2022
11:59 PM ET

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

D89846-P79392

You invested in ROYCE VALUE TRUST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 28, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 28, 2022
11:00 AM (Eastern Time)

Royce & Associates, LP
745 Fifth Avenue
New York, NY 10151

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. TO ELECT THE DIRECTOR NOMINEES OF ROYCE VALUE TRUST, INC. 01) Patricia W. Chadwick 02) Arthur S. Mehlman 03) Michael K. Shields	For
2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89847-P79392

Your **Vote** Counts!

ROYCE VALUE TRUST, INC.

2022 Annual Meeting
Vote by September 27, 2022
11:59 PM ET

D89848-P79389

You invested in ROYCE VALUE TRUST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 28, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 28, 2022
11:00 AM (Eastern Time)

Royce & Associates, LP
745 Fifth Avenue
New York, NY 10151

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ROYCE VALUE TRUST, INC.

2022 Annual Meeting
Vote by September 27, 2022
11:59 PM ET

Voting Items	Board Recommends
1. TO ELECT THE DIRECTOR NOMINEES OF ROYCE VALUE TRUST, INC. 01) Patricia W. Chadwick 02) Arthur S. Mehlman 03) Michael K. Shields	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89849-P79389